EXHIBIT B

CERTIFICATION

Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, the Chief Executive Officer of Triloma EIG Energy Income Fund, with respect to the registrant’s Form N-CSRS for the period ended June 30, 2017 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	such Form N-CSRS fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	the information contained in such Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date: August 29, 2017	/s/ Deryck A. Harmer
Deryck A. Harmer
President and Chief Executive Officer

CERTIFICATION

Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, the Chief Financial Officer of Triloma EIG Energy Income Fund, with respect to the registrant’s Form N-CSRS for the period ended June 30, 2017 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	such Form N-CSRS fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	the information contained in such Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date: August 29, 2017	/s/ Elizabeth Strouse
Elizabeth Strouse
Chief Financial Officer